UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2008

INVO BIOSCIENCE, INC.
(Exact name of registrant as specified in Charter)

Nevada	333-147330	20-4036208
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

100 Cummings Center, Suite 421E, Beverly, MA 01915
(Address of Principal Executive Offices)

EMY’S SALSA AJI DISTRIBUTION COMPANY, INC.
 (Former Name or Former Address, If Changed Since Last Report)

Registrant’ s telephone number, including area code:  (978) 878-9505

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.    CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On December 29, 2008, Emy’s Salsa Aji Distribution Company, Inc. (the “Company”) filed amended and restated articles of incorporation (the "Restated Articles") with the Secretary of State of Nevada.  The holders of 58.4% of the Company’s outstanding common stock on December 22, 2008 approved the Restated Articles.  The following is a summary of the material changes effected by the Restated Articles.

1.    The Company’s name was changed to INVO Bioscience, Inc.

2.    The Company’s authorized capital stock was changed from 75,000,000 shares, all of which were shares of common stock, par value $.0001 per share, to authorized common stock of 200,000,000 shares, par value $.0001, and 100,000,000 newly created shares of undesignated preferred stock, par value $.0001.

3.   The Restated Articles add a provision that eliminates liability of directors for monetary damages to the fullest extent permitted by Nevada law.  Under Nevada law, with certain limited exception and unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that (a) his or her act or failure to act constituted a breach of fiduciary duties as a director or officer; and (b) his or her breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

4.    The Restated Articles add a provision that provides that our officers and directors shall be indemnified to the fullest extent permitted by Nevada law.  They also provide that any repeal, amendment or modification of the Restated Articles shall be prospective only, and shall not limit the rights of any such director or officer, or the obligations of the Company, with respect (a) to any claim arising from or related to the services of such director or officer prior to any such repeal, amendment or modification of this Article, and/or (b) to the occurrence or alleged occurrence of any other action or omission to act that is the cause of any civil or criminal action, suit or proceeding against any director or officer.

The Restated Articles were effective upon filing with the Secretary of State of Nevada on December 29, 2008.

In connection with the name change, the CUSIP number of the Company's common stock, par value $0.0001 per share, will change to 44984F 104.  In accordance with the forgoing name change, the Company intends to apply for a change to the Company’s current trading symbol (“EMYS”) on the Over-the-Counter Bulletin Board to “INVO.”

A copy of the Amended Articles is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

 (d) Exhibits — The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of INVO Bioscience, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INVO Bioscience, Inc.

Date: January 5, 2008	By:	/s/ Claude Ranoux
Dr. Claude Ranoux
President, Treasurer and Director